Exhibit 99.1
Yahoo! Investor Presentation Details Financial Plan
Management Reaffirms First Quarter and Full Year 2008 Outlook
SUNNYVALE, Calif. (March 18, 2008) — Yahoo! Inc. (NASDAQ: YHOO) today filed an investor presentation that details the Company’s three-year financial plan and strategic initiatives which are expected to roughly double operating cash flow over the next three years from $1.9 billion to $3.7 billion and generate $8.8 billion in revenue excluding traffic acquisition costs (revenue ex-TAC) in 2010.
The financial plan was first presented to Yahoo!’s board of directors in December 2007, before the Company received the unsolicited acquisition proposal by Microsoft Corporation.
The presentation supports the unanimous determination by the Company’s board of directors that Microsoft’s January 31, 2008 unsolicited acquisition proposal substantially undervalues Yahoo!. The board cited Yahoo!’s global brand, large worldwide audience, significant recent investments in advertising platforms and future growth prospects, free cash flow and earnings potential, as well as its substantial unconsolidated investments, as factors in its decision. Yahoo!’s board of directors is continuing to evaluate all of its strategic alternatives to maximize value for Yahoo! stockholders.
Yahoo!’s management today also reaffirmed its outlook for the first quarter 2008 and full year 2008, as previously provided on January 29, 2008.
Key sources of projected growth in revenue and operating cash flow cited in the presentation include $1.9 billion in added revenue ex-TAC over the next three years from display/video advertising, as Yahoo! expects its growth to outpace the currently anticipated market rate of growth in online display/video advertising. The Company also expects $1.4 billion in added search revenue, implying growth essentially in line with the anticipated market rate of growth in search advertising.

“Yahoo! is positioned for accelerated financial growth — we have a powerful consumer brand, a huge global audience and a highly profitable operating model,” said Jerry Yang, the Company’s co-founder and chief executive officer. “With industry-leading tools, technology, people and platforms, Yahoo! is poised to capture growth in display advertising where we believe growth will be greatest. Combined with our recent progress in search monetization, Yahoo! is well positioned to provide the broadest range of products to our advertisers while delivering the most compelling experiences to users.”
“This is a scale business and our scale is a tremendous strategic asset,” said Roy Bostock, Chairman of the board. “We are pleased to share with the market more details about our business and our expectations for Yahoo!’s financial performance, which provided context for our board’s unanimous rejection of Microsoft’s unsolicited proposal. Yahoo! represents a truly unique strategic platform within our industry. The board of directors and management will continue to work closely together to ensure that any strategic path we pursue capitalizes on that uniqueness and value in a way that maximizes the benefit to our stockholders.”
Yahoo!’s investor presentation also reiterates its principal strategies, which are to enhance an already strong position as a leading starting point for users of the Internet and to be a “must buy” proposition for the most online advertisers.

Starting Points: In support of the Starting Points objective, which focuses on properties that users return to many times a day to start their Internet experience, the presentation discusses Yahoo!’s initiatives to make its front pages, Yahoo.com and My Yahoo!, as well as search, mail and mobile more open, social and relevant to users. The presentation highlights Yahoo!’s leading positions in key starting points, including the 305 million unique monthly users of its homepage and the 262 million unique monthly users of Yahoo! mail.1
Must Buy: The presentation also highlights the Company’s Must Buy strategic objective, which focuses on making it easier for advertisers, agencies, publishers and ad networks to do business with Yahoo! and with one another. Key initiatives include the development of a new ad platform designed to simplify online advertising buying and selling as well as improvements to the Panama search advertising platform. In addition to its leading position in display advertising distributed on its owned and operated sites, Yahoo! is also the second largest provider of sponsored search advertising online. Yahoo! also operates Right Media, the leading online advertising exchange, and is now ranked among the largest online advertising networks with premium partners including eBay, Comcast, AT&T and many more.
The presentation notes that, in addition to Yahoo!’s strong projected operating results over the next three years, the Company’s strategic assets in Asia, including its stakes in Yahoo! Japan, Alibaba Group and Gmarket, its strong cash position, and its early leadership positions in mobile Internet and emerging markets, combine to create significant equity value.
Forward-Looking Statements
This press release contains forward-looking statements that involve risks and uncertainties concerning Yahoo!’s projected financial performance (including without limitation the statements and information in the quotations from management in this press release), as well as Yahoo!’s strategic and operational plans. Actual results may differ materially from the results projected. The potential risks and uncertainties include, among others, the implementation and results of the Company’s ongoing strategic initiatives; the Company’s ability to compete with new or existing competitors; reduction in spending by, or loss of, marketing services customers; the demand by customers for Yahoo!’s premium services; acceptance by users of new products and services; risks related to joint ventures and the integration of acquisitions; risks related to the Company’s international operations; failure to manage growth and

1 comScore Media Matrix, January 2008

diversification; adverse results in litigation, including intellectual property infringement claims; the Company’s ability to protect its intellectual property and the value of its brands; dependence on senior management and other key personnel; dependence on third parties for technology, services, content and distribution; general economic conditions and changes in economic conditions; and risks and uncertainties arising in connection with Microsoft’s unsolicited proposal to acquire Yahoo!, including the loss of key employees who pursue other employment opportunities due to concerns as to their employment security, increased difficulty for the Company in executing its strategic plan and pursuing other strategic opportunities, and the possibility of significant costs of defense, indemnification and liability resulting from stockholder litigation. More information about potential factors that could affect Yahoo!’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Yahoo!’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, which is on file with the Securities and Exchange Commission (SEC) and available online at www.sec.gov.
This press release includes projected financial performance information for 2008-2010 from the Company’s three-year financial plan presented to its board of directors in December 2007. These projections are necessarily based upon a variety of estimates and assumptions which, though currently considered reasonable by Yahoo!, may not be realized and are inherently subject, in addition to the specific risks identified above, to business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, many of which are beyond Yahoo!’s control. There can be no assurance that the assumptions made in preparing the projected financial performance information will prove accurate. Accordingly, actual results may differ materially from the results projected.
All information in this press release is as of March 18, 2008, unless otherwise noted, and Yahoo! does not intend, and undertakes no duty, to update or otherwise revise the information contained in this press release.
Non-GAAP Financial Measures
This press release includes the following financial measures defined as non-GAAP financial measures by the SEC: revenues excluding traffic acquisition costs or TAC (revenues ex-TAC) and operating income before depreciation, amortization, and stock-based compensation expense (OCF).These measures may be different from non-GAAP measures used by other companies. The presentation of this information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles (GAAP). Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are included in the Appendix to the Yahoo! Investor Presentation furnished as Exhibit 99.2 to the Company’s Current Report on Form 8-K dated March18, 2008 and can be accessed through Yahoo!’s Investor Relations website at www.yahoo.com.
About Yahoo! Inc.
Yahoo! Inc. is a leading global Internet brand and one of the most trafficked Internet destinations worldwide. Yahoo! is focused on powering its communities of users, advertisers, publishers, and developers by creating indispensable experiences built on trust. Yahoo! is headquartered in Sunnyvale, California. For more information, visit pressroom.yahoo.com.
Yahoo! and the Yahoo! logos are trademarks and/or registered trademarks of Yahoo! Inc. All other names are trademarks and/or registered trademarks of their respective owners.
Contacts:
Yahoo! Inc.
Tracy Schmaler, 202-777-1053 (Media)
schmaler@yahoo-inc.com
Diana Wong, 408-505-9422 (Media)
dianaw@yahoo-inc.com
Marta Nichols, 408-349-3527 (Investors)
mnichols@yahoo-inc.com
The Abernathy MacGregor Group for Yahoo! Inc.
Adam Miller, 212-371-5999 (Media)
alm@abmac.com

4